                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                                May 12, 1994
                      (Date of earliest event reported)

                           AMSOUTH BANCORPORATION
           (Exact name of registrant as specified in its charter)

     Delaware                     1-7476                   63-0591257
     --------                     ------                   ----------
  (State or other               (Commission                (IRS Employer
  jurisdiction of               File Number)               Identification No.)
  incorporation)

                          1400 AmSouth-Sonat Tower
                          Birmingham, Alabama 35203
        (Address, including zip code, or principal executive office)

                               (205) 320-7151
                       (Registrant's telephone number,
                            including area code)


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Item 7. Financial Statements and Exhibits.
        ----------------------------------

        (A)   Financial Statements of Business Acquired:

              None.

        (B)   Pro Forma Financial Information:

              None.

        (C)   Exhibits:

              Exhibit No.                             Exhibit
              -----------                             -------
                  23                      Consent of Dillon, Read & Co., Inc.
                                          relating to Registration Statement
                                          No. 33-52961 on Form S-4

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      AMSOUTH BANCORPORATION



                                      By: /s/ Ricky W. Thomas
                                         -----------------------
                                         Ricky W. Thomas
                                         Senior Vice President and Controller
                                         (Principal Accounting Officer)


Date:  May 20, 1994


      Exhibit                                   Index to Exhibits
      -------                                   -----------------
        23                               Consent of Dillon, Read & Co., Inc.
                                         relating to Registration Statement
                                         No. 33-52961 on Form S-4
